                                                                    EXHIBIT 24.1
                                                                    ------------

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Park National Corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4 for the registration of certain of its common shares to be issued pursuant to the terms of the Agreement and Plan of Merger, dated as of December 14, 1999, between the Company and U.B. Bancshares, Inc., hereby constitutes and appoints William T. McConnell, C. Daniel DeLawder, David C. Bowers and John W. Kozak as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign both the Registration Statement on Form S-4 and any and all amendments and documents related thereto, and to file the same, and any and all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the American Stock Exchange, and grants unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and agents, or any of them or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 22 day of January, 2000.


                                         /s/ William T. McConnell
                                         -------------------------------
                                         William T. McConnell

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Park National Corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4 for the registration of certain of its common shares to be issued pursuant to the terms of the Agreement and Plan of Merger, dated as of December 14, 1999, between the Company and U.B. Bancshares, Inc., hereby constitutes and appoints William T. McConnell, C. Daniel DeLawder, David C. Bowers and John W. Kozak as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign both the Registration Statement on Form S-4 and any and all amendments and documents related thereto, and to file the same, and any and all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the American Stock Exchange, and grants unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and agents, or any of them or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 18 day of January, 2000.

                                            /s/ C. Daniel DeLawder
                                            -------------------------------
                                            C. Daniel DeLawder

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Park National Corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4 for the registration of certain of its common shares to be issued pursuant to the terms of the Agreement and Plan of Merger, dated as of December 14, 1999, between the Company and U.B. Bancshares, Inc., hereby constitutes and appoints William T. McConnell, C. Daniel DeLawder, David C. Bowers and John W. Kozak as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign both the Registration Statement on Form S-4 and any and all amendments and documents related thereto, and to file the same, and any and all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the American Stock Exchange, and grants unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and agents, or any of them or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 20 day of January, 2000.

                                                     /s/ John W. Kozak
                                                     -------------------------
                                                     John W. Kozak

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Park National Corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4 for the registration of certain of its common shares to be issued pursuant to the terms of the Agreement and Plan of Merger, dated as of December 14, 1999, between the Company and U.B. Bancshares, Inc., hereby constitutes and appoints William T. McConnell, C. Daniel DeLawder, David C. Bowers and John W. Kozak as her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign both the Registration Statement on Form S-4 and any and all amendments and documents related thereto, and to file the same, and any and all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the American Stock Exchange, and grants unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and agents, or any of them or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 22 day of January, 2000.

                                                     /s/ Maureen Buchwald
                                                     ---------------------------
                                                     Maureen Buchwald

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Park National Corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4 for the registration of certain of its common shares to be issued pursuant to the terms of the Agreement and Plan of Merger, dated as of December 14, 1999, between the Company and U.B. Bancshares, Inc., hereby constitutes and appoints William T. McConnell, C. Daniel DeLawder, David C. Bowers and John W. Kozak as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign both the Registration Statement on Form S-4 and any and all amendments and documents related thereto, and to file the same, and any and all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the American Stock Exchange, and grants unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and agents, or any of them or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 18 day of January, 2000.


                                                  /s/ James J. Cullers
                                                  ---------------------------
                                                  James J. Cullers

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Park National Corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4 for the registration of certain of its common shares to be issued pursuant to the terms of the Agreement and Plan of Merger, dated as of December 14, 1999, between the Company and U.B. Bancshares, Inc., hereby constitutes and appoints William T. McConnell, C. Daniel DeLawder, David C. Bowers and John W. Kozak as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign both the Registration Statement on Form S-4 and any and all amendments and documents related thereto, and to file the same, and any and all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the American Stock Exchange, and grants unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and agents, or any of them or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 18 day of January, 2000.

                                                     /s/ D. C. Fanello
                                                     --------------------------
                                                     D. C. Fanello

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Park National Corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4 for the registration of certain of its common shares to be issued pursuant to the terms of the Agreement and Plan of Merger, dated as of December 14, 1999, between the Company and U.B. Bancshares, Inc., hereby constitutes and appoints William T. McConnell, C. Daniel DeLawder, David C. Bowers and John W. Kozak as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign both the Registration Statement on Form S-4 and any and all amendments and documents related thereto, and to file the same, and any and all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the American Stock Exchange, and grants unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and agents, or any of them or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 18TH day of January, 2000.

                                                  /s/ R. William Geyer
                                                  -----------------------------
                                                  R. William Geyer

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Park National Corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4 for the registration of certain of its common shares to be issued pursuant to the terms of the Agreement and Plan of Merger, dated as of December 14, 1999, between the Company and U.B. Bancshares, Inc., hereby constitutes and appoints William T. McConnell, C. Daniel DeLawder, David C. Bowers and John W. Kozak as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign both the Registration Statement on Form S-4 and any and all amendments and documents related thereto, and to file the same, and any and all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the American Stock Exchange, and grants unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and agents, or any of them or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 18TH day of January, 2000.

                                            /s/ Philip H. Jordan, Jr.
                                            -----------------------------------
                                            Philip H. Jordan, Jr., Ph.D.

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Park National Corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4 for the registration of certain of its common shares to be issued pursuant to the terms of the Agreement and Plan of Merger, dated as of December 14, 1999, between the Company and U.B. Bancshares, Inc., hereby constitutes and appoints William T. McConnell, C. Daniel DeLawder, David C. Bowers and John W. Kozak as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign both the Registration Statement on Form S-4 and any and all amendments and documents related thereto, and to file the same, and any and all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the American Stock Exchange, and grants unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and agents, or any of them or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 18TH day of January, 2000.

                                                /s/ Howard E. LeFevre
                                                ------------------------------
                                                Howard E. LeFevre

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Park National Corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4 for the registration of certain of its common shares to be issued pursuant to the terms of the Agreement and Plan of Merger, dated as of December 14, 1999, between the Company and U.B. Bancshares, Inc., hereby constitutes and appoints William T. McConnell, C. Daniel DeLawder, David C. Bowers and John W. Kozak as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign both the Registration Statement on Form S-4 and any and all amendments and documents related thereto, and to file the same, and any and all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the American Stock Exchange, and grants unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and agents, or any of them or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 25 day of January, 2000.

                                                 /s/ Phillip T. Leitnaker
                                                 -------------------------------
                                                 Phillip T. Leitnaker

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Park National Corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4 for the registration of certain of its common shares to be issued pursuant to the terms of the Agreement and Plan of Merger, dated as of December 14, 1999, between the Company and U.B. Bancshares, Inc., hereby constitutes and appoints William T. McConnell, C. Daniel DeLawder, David C. Bowers and John W. Kozak as her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign both the Registration Statement on Form S-4 and any and all amendments and documents related thereto, and to file the same, and any and all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the American Stock Exchange, and grants unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and agents, or any of them or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 18TH day of January, 2000.

                                               /s/ Tami L. Longaberger
                                               -----------------------------
                                               Tami L. Longaberger

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Park National Corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4 for the registration of certain of its common shares to be issued pursuant to the terms of the Agreement and Plan of Merger, dated as of December 14, 1999, between the Company and U.B. Bancshares, Inc., hereby constitutes and appoints William T. McConnell, C. Daniel DeLawder, David C. Bowers and John W. Kozak as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign both the Registration Statement on Form S-4 and any and all amendments and documents related thereto, and to file the same, and any and all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the American Stock Exchange, and grants unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and agents, or any of them or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 18 day of January, 2000.

                                                  /s/ James A. McElroy
                                                  -----------------------------
                                                  James A. McElroy

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Park National Corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4 for the registration of certain of its common shares to be issued pursuant to the terms of the Agreement and Plan of Merger, dated as of December 14, 1999, between the Company and U.B. Bancshares, Inc., hereby constitutes and appoints William T. McConnell, C. Daniel DeLawder, David C. Bowers and John W. Kozak as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign both the Registration Statement on Form S-4 and any and all amendments and documents related thereto, and to file the same, and any and all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the American Stock Exchange, and grants unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and agents, or any of them or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 18 day of January, 2000.

                                                   /s/ John J. O'Neill
                                                   -----------------------------
                                                   John J. O'Neill

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Park National Corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4 for the registration of certain of its common shares to be issued pursuant to the terms of the Agreement and Plan of Merger, dated as of December 14, 1999, between the Company and U.B. Bancshares, Inc., hereby constitutes and appoints William T. McConnell, C. Daniel DeLawder, David C. Bowers and John W. Kozak as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign both the Registration Statement on Form S-4 and any and all amendments and documents related thereto, and to file the same, and any and all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the American Stock Exchange, and grants unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and agents, or any of them or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 18 day of January, 2000.

                                                /s/ William A. Phillips
                                                --------------------------------
                                                William A. Phillips

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Park National Corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4 for the registration of certain of its common shares to be issued pursuant to the terms of the Agreement and Plan of Merger, dated as of December 14, 1999, between the Company and U.B. Bancshares, Inc., hereby constitutes and appoints William T. McConnell, C. Daniel DeLawder, David C. Bowers and John W. Kozak as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign both the Registration Statement on Form S-4 and any and all amendments and documents related thereto, and to file the same, and any and all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the American Stock Exchange, and grants unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and agents, or any of them or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 18TH day of January, 2000.

                                                  /s/ J. Gilbert Reese
                                                  ------------------------------
                                                  J. Gilbert Reese

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Park National Corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4 for the registration of certain of its common shares to be issued pursuant to the terms of the Agreement and Plan of Merger, dated as of December 14, 1999, between the Company and U.B. Bancshares, Inc., hereby constitutes and appoints William T. McConnell, C. Daniel DeLawder, David C. Bowers and John W. Kozak as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign both the Registration Statement on Form S-4 and any and all amendments and documents related thereto, and to file the same, and any and all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the American Stock Exchange, and grants unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and agents, or any of them or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 18 day of January, 2000.

                                                 /s/ Rick R. Taylor
                                                 ---------------------------
                                                 Rick R. Taylor

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Park National Corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4 for the registration of certain of its common shares to be issued pursuant to the terms of the Agreement and Plan of Merger, dated as of December 14, 1999, between the Company and U.B. Bancshares, Inc., hereby constitutes and appoints William T. McConnell, C. Daniel DeLawder, David C. Bowers and John W. Kozak as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign both the Registration Statement on Form S-4 and any and all amendments and documents related thereto, and to file the same, and any and all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the American Stock Exchange, and grants unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and agents, or any of them or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 18 day of January, 2000.

                                                  /s/ John L. Warner
                                                  --------------------------
                                                  John L. Warner